Fidelity Bond Coverage for Fund for Which the Dreyfus Corporation Acts as Investment Adviser,Sub-Investment Adviser or Administrator - Gross Assets Pursuant to Rule17g-1(d) Under the Investment CompanyAct of 1940

Provided by Dreyfus Investment Accounting & Support Department, Information Management Group, 718-315-2469

The number of “other investment companies” covered by the bonds as of Janurary 2015, in answer to question 81(b) on Form N-SAR, is 172.
				January-15

			Gross Assets	Amount of Bond
			Corporate	Required Pursuant
Corporate Registration	Portfolio/Series Name	Gross Asset Portfolio	Registration	to Rule 17g-1(d)
Advantage Funds, Inc.	Dreyfus Global Dynamic Bond Fund	13,309,266.43
Advantage Funds, Inc.	Dreyfus Global Real Return Fund	418,724,738.14
Advantage Funds, Inc.	Dreyfus International Value Fund	123,105,160.47
Advantage Funds, Inc.	Dreyfus Opportunistic Midcap Value Fund	2,370,451,877.52
Advantage Funds, Inc.	Dreyfus Opportunistic Small Cap Fund	812,247,893.24
Advantage Funds, Inc.	Dreyfus Opportunistic U.S. Stock Fund	18,506,483.90
Advantage Funds, Inc.	Dreyfus Strategic Value Fund	1,619,592,338.10
Advantage Funds, Inc.	Dreyfus Structured Midcap Fund	239,575,629.35
Advantage Funds, Inc.	Dreyfus Technology Growth Fund	262,951,037.62
Advantage Funds, Inc.	Dreyfus Total Emerging Markets Fund	79,266,585.18
Advantage Funds, Inc.	Dynamic Total Return Fund	676,208,325.28
Advantage Funds, Inc. Total			6,633,939,335.23	2,500,000
BNY Mellon Funds Trust	BNY Mellon Asset Allocation Fund	491,220,525.94
BNY Mellon Funds Trust	BNY Mellon Bond Fund	1,070,506,640.79
BNY Mellon Funds Trust	BNY Mellon Corporate Bond Fund	799,227,366.96
BNY Mellon Funds Trust	BNY Mellon Emerging Markets Fund	1,529,529,568.47
BNY Mellon Funds Trust	BNY Mellon Focused Equity Opportunities Fund	601,210,766.56
BNY Mellon Funds Trust	BNY Mellon Income Stock Fund	1,194,608,135.52
BNY Mellon Funds Trust	BNY Mellon Intermediate Bond Fund	924,057,668.55
BNY Mellon Funds Trust	BNY Mellon International Appreciation Fund	110,365,606.55
BNY Mellon Funds Trust	BNY Mellon International Equity Income Fund	303,259,616.43
BNY Mellon Funds Trust	BNY Mellon International Fund	894,989,911.71
BNY Mellon Funds Trust	BNY Mellon Large Cap Market Opportunities Fund	158,109,673.42
BNY Mellon Funds Trust	BNY Mellon Large Cap Stock Fund	443,413,807.12
BNY Mellon Funds Trust	BNY Mellon Massachusetts Intermediate Municipal Bond Fun	337,850,116.21
BNY Mellon Funds Trust	BNY Mellon Mid Cap Multi-Strategy Fund	2,044,060,920.00
BNY Mellon Funds Trust	BNY Mellon Money Market Fund	366,332,600.03
BNY Mellon Funds Trust	BNY Mellon Municipal Opportunities Fund	1,194,414,130.39
BNY Mellon Funds Trust	BNY Mellon National Intermediate Municipal Bond Fund	2,032,616,071.56
BNY Mellon Funds Trust	BNY Mellon National Municipal Money Market Fund	988,004,262.95
BNY Mellon Funds Trust	BNY Mellon National Short-Term Municipal Bond Fund	1,218,249,306.99
BNY Mellon Funds Trust	BNY Mellon New York Intermediate Tax-Exempt Bond Fund	193,934,671.14
BNY Mellon Funds Trust	BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	309,203,908.61
BNY Mellon Funds Trust	BNY Mellon Short-Term U.S. Government Securities Fund	244,308,380.36
BNY Mellon Funds Trust	BNY Mellon Small Cap Multi-Strategy Fund	362,580,918.23
BNY Mellon Funds Trust	BNY Mellon Small/Mid Cap Multi-Strategy Fund	349,296,537.64
BNY Mellon Funds Trust	BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	455,690,938.21
BNY Mellon Funds Trust Total			18,617,042,050.34	2,500,000
CitizensSelect Funds	CitizensSelect Prime Money Market Fund	322,128,968.05
CitizensSelect Funds	CitizensSelect Treasury Money Market Fund	147,616,190.03
CitizensSelect Funds Total			469,745,158.08	750,000
Dreyfus 100% U.S. Treasury Money Market Fund		500,236,896.44	500,236,896.44	900,000
Dreyfus Appreciation Fund, Inc.		5,288,176,813.49	5,288,176,813.49	2,500,000
Dreyfus BASIC Money Market Fund, Inc.		207,517,448.28	207,517,448.28	600,000
Dreyfus BNY Mellon Funds, Inc.	Dreyfus Alternative Diversifier Strategies Fund	403,746,564.30
Dreyfus BNY Mellon Funds, Inc.	Dreyfus Emerging Markets Debt U.S. Dollar Fund	24,887,275.58
Dreyfus BNY Mellon Funds, Inc.	Dreyfus Global Emerging Markets Fund	96,351,250.98
Dreyfus BNY Mellon Funds, Inc.	Dreyfus Select Managers Long/Short Fund	360,975,799.33
Dreyfus BNY Mellon Funds, Inc.	Dreyfus TOBAM Emerging Markets Fund	27,882,028.73
Dreyfus BNY Mellon Funds, Inc.	Dreyfus Yield Enhancement Strategy Fund	363,898,895.38
Dreyfus BNY Mellon Funds, Inc. Total			1,277,741,814.30	1,250,000
Dreyfus Bond Funds, Inc.	Dreyfus Municipal Bond Fund	1,512,328,505.86	1,512,328,505.86	1,500,000
Dreyfus Cash Management		28,023,973,130.55	28,023,973,130.55	2,500,000
Dreyfus Funds, Inc.	Dreyfus Mid-Cap Growth Fund	144,701,426.12	144,701,426.12	525,000
Dreyfus Government Cash Management Funds	Dreyfus Government Cash Management	20,242,890,429.21
Dreyfus Government Cash Management Funds	Dreyfus Government Prime Cash Management	4,025,334,180.88
Dreyfus Government Cash Management Funds Total			24,268,224,610.09	2,500,000
Dreyfus Growth and Income Fund, Inc.		920,535,232.53	920,535,232.53	1,000,000
Dreyfus High Yield Strategies Fund		397,631,040.12	397,631,040.12	750,000
Dreyfus Index Funds, Inc.	Dreyfus International Stock Index Fund	578,115,056.15
Dreyfus Index Funds, Inc.	Dreyfus S&P 500 Index Fund	2,780,275,574.33
Dreyfus Index Funds, Inc.	Dreyfus Smallcap Stock Index Fund	1,743,644,092.94
Dreyfus Index Funds, Inc. Total			5,102,034,723.42	2,500,000
Dreyfus Institutional Cash Advantage Funds	Dreyfus Institutional Cash Advantage Fund	25,594,696,926.48	25,594,696,926.48	2,500,000
Dreyfus Institutional Preferred Money Market Funds	Dreyfus Institutional Preferred Money Market Fund	6,556,881,546.83
Dreyfus Institutional Preferred Money Market Funds	Dreyfus Institutional Preferred Plus Money Market Fund	1,366,476,896.83
Dreyfus Institutional Preferred Money Market Funds Total			7,923,358,443.66	2,500,000
Dreyfus Institutional Reserves Funds	Dreyfus Institutional Reserves Money Fund	2,581,240,654.70
Dreyfus Institutional Reserves Funds	Dreyfus Institutional Reserves Treasury Fund	903,516,361.11
Dreyfus Institutional Reserves Funds	Dreyfus Institutional Reserves Treasury Prime Fund	826,398,520.03
Dreyfus Institutional Reserves Funds Total			4,311,155,535.84	2,500,000
Dreyfus Intermediate Municipal Bond Fund, Inc.		820,282,956.55	820,282,956.55	1,000,000
Dreyfus International Funds, Inc.	Dreyfus Emerging Markets Fund	611,535,807.79
Dreyfus International Funds, Inc. Total			611,535,807.79	900,000
Dreyfus Investment Funds	Dreyfus/Newton International Equity Fund	770,586,933.72
Dreyfus Investment Funds	Dreyfus/Standish Global Fixed Income Fund	964,083,277.44
Dreyfus Investment Funds	Dreyfus Tax Sensitive Total Return Bond Fund	176,532,057.87
Dreyfus Investment Funds	Dreyfus Diversified Emerging Markets Fund	189,379,505.59
Dreyfus Investment Funds	Dreyfus/The Boston Company Small Cap Growth Fund	27,530,997.78
Dreyfus Investment Funds	Dreyfus/The Boston Company Small Cap Value Fund	297,913,410.91

Fidelity Bond Coverage for Fund for Which the Dreyfus Corporation Acts as Investment Adviser,Sub-Investment Adviser or Administrator - Gross Assets Pursuant to Rule17g-1(d) Under the Investment CompanyAct of 1940

Provided by Dreyfus Investment Accounting & Support Department, Information Management Group, 718-315-2469

The number of “other investment companies” covered by the bonds as of Janurary 2015, in answer to question 81(b) on Form N-SAR, is 172.
				January-15

			Gross Assets	Amount of Bond
			Corporate	Required Pursuant
Corporate Registration	Portfolio/Series Name	Gross Asset Portfolio	Registration	to Rule 17g-1(d)
Dreyfus Investment Funds	Dreyfus/The Boston Company Small/Mid Cap Growth Fund	888,523,687.12
Dreyfus Investment Funds Total			3,314,549,870.43	2,100,000
Dreyfus Investment Grade Funds, Inc.	Dreyfus Inflation Adjusted Securities Fund	198,749,532.77
Dreyfus Investment Grade Funds, Inc.	Dreyfus Intermediate Term Income Fund	1,237,506,621.09
Dreyfus Investment Grade Funds, Inc.	Dreyfus Short Term Income Fund	250,000,322.31
Dreyfus Investment Grade Funds, Inc. Total			1,686,256,476.17	1,500,000
Dreyfus Investment Portfolios	Core Value Portfolio	33,293,467.04
Dreyfus Investment Portfolios	MidCap Stock Portfolio	202,759,133.81
Dreyfus Investment Portfolios	Small Cap Stock Index Portfolio	324,003,062.16
Dreyfus Investment Portfolios	Technology Growth Portfolio	263,733,023.85
Dreyfus Investment Portfolios Total			823,788,686.86	1,000,000
Dreyfus Liquid Assets, Inc.		790,482,352.57	790,482,352.57	1,000,000
Dreyfus Manager Funds I	Dreyfus Research Long/Short Equity Fund	172,125,824.82	172,125,824.82	600,000
Dreyfus Manager Funds II	Dreyfus Balanced Opportunity Fund	277,844,291.91	277,844,291.91	750,000
Dreyfus Midcap Index Fund, Inc.		3,505,084,837.81	3,505,084,837.81	2,300,000
Dreyfus Municipal Bond Infrastructure Fund, Inc.		340,360,612.10	340,360,612.10	750,000
Dreyfus Municipal Bond Opportunity Fund		436,997,091.56	436,997,091.56	750,000
Dreyfus Municipal Cash Management Plus		268,305,905.50	268,305,905.50	750,000
Dreyfus Municipal Funds, Inc.	Dreyfus AMT-Free Municipal Bond Fund	800,387,049.91
Dreyfus Municipal Funds, Inc.	Dreyfus BASIC Municipal Money Market Fund	68,425,663.25
Dreyfus Municipal Funds, Inc.	Dreyfus High Yield Municipal Bond Fund	154,066,534.46
Dreyfus Municipal Funds, Inc. Total			1,022,879,247.62	1,250,000
Dreyfus Municipal Income, Inc.		259,284,613.94	259,284,613.94	750,000
Dreyfus Municipal Money Market Fund, Inc.		498,855,990.87	498,855,990.87	750,000
Dreyfus New Jersey Municipal Bond Fund, Inc.		524,490,211.91	524,490,211.91	900,000
Dreyfus New Jersey Municipal Money Market Fund, Inc.		268,499,931.78	268,499,931.78	750,000
Dreyfus New York AMT-Free Municipal Bond Fund		417,438,254.37	417,438,254.37	750,000
Dreyfus New York AMT-Free Municipal Money Market Fund		102,705,618.25	102,705,618.25	525,000
Dreyfus New York Municipal Cash Management		414,889,543.39	414,889,543.39	750,000
Dreyfus New York Tax Exempt Bond Fund, Inc.		1,217,332,448.96	1,217,332,448.96	1,250,000
Dreyfus Opportunity Funds	Dreyfus Natural Resources Fund	79,757,994.38
Dreyfus Opportunity Funds	Dreyfus Strategic Beta Emerging Markets Equity Fund	7,311,184.48
Dreyfus Opportunity Funds	Dreyfus Strategic Beta Global Equity Fund	19,787,145.31
Dreyfus Opportunity Funds	Dreyfus Strategic Beta U.S. Equity Fund	5,263,125.58
Dreyfus Opportunity Funds Total			112,119,449.75	525,000
Dreyfus Premier California AMT-Free Municipal Bond Fund, Inc.	Dreyfus California AMT-Free Municipal Bond Fund	1,049,787,018.86	1,049,787,018.86	1,250,000
Dreyfus Premier GNMA Fund, Inc.	Dreyfus GNMA Fund	642,354,207.26	642,354,207.26	900,000
Dreyfus Premier Investment Funds, Inc.	Dreyfus Diversified International Fund	648,389,947.99
Dreyfus Premier Investment Funds, Inc.	Dreyfus Global Infrastructure Fund (not operational)	-
Dreyfus Premier Investment Funds, Inc.	Dreyfus Global Real Estate Securities Fund	789,707,866.37
Dreyfus Premier Investment Funds, Inc.	Dreyfus Greater China Fund	228,727,604.89
Dreyfus Premier Investment Funds, Inc.	Dreyfus Large Cap Equity Fund	445,316,338.21
Dreyfus Premier Investment Funds, Inc.	Dreyfus Large Cap Growth Fund	35,998,697.08
Dreyfus Premier Investment Funds, Inc. Total			2,148,140,454.54	1,700,000
Dreyfus Premier Short-Intermediate Municipal Bond Fund	Dreyfus Short-Intermediate Municipal Bond Fund	417,521,483.51	417,521,483.51	750,000
Dreyfus Premier Worldwide Growth Fund, Inc.	Dreyfus Worldwide Growth Fund	665,546,946.99	665,546,946.99	900,000
Dreyfus Research Growth Fund, Inc.		1,669,478,091.67	1,669,478,091.67	1,500,000
Dreyfus Short Duration Bond Fund		151,340,510.67	151,340,510.67	600,000
Dreyfus State Municipal Bond Funds	Dreyfus Connecticut Fund	305,277,993.96
Dreyfus State Municipal Bond Funds	Dreyfus Massachusetts Fund	187,175,709.87
Dreyfus State Municipal Bond Funds	Dreyfus Pennsylvania Fund	173,008,383.93
Dreyfus State Municipal Bond Funds Total			665,462,087.76	900,000
Dreyfus Stock Funds	Dreyfus International Equity Fund	292,292,469.35
Dreyfus Stock Funds	Dreyfus International Small Cap Fund	9,972,484.86
Dreyfus Stock Funds	Dreyfus Small Cap Equity Fund	63,717,623.34
Dreyfus Stock Funds Total			365,982,577.55	750,000
Dreyfus Stock Index Fund, Inc.		2,119,884,618.58	2,119,884,618.58	1,700,000
Dreyfus Strategic Municipal Bond Fund, Inc.		532,962,702.48	532,962,702.48	900,000
Dreyfus Strategic Municipals, Inc.		709,349,426.88	709,349,426.88	900,000
Dreyfus Tax Exempt Cash Management Funds	Dreyfus California AMT-Free Municipal Cash Management	451,882,643.27
Dreyfus Tax Exempt Cash Management Funds	Dreyfus New York AMT-Free Municipal Cash Management	130,028,041.67
Dreyfus Tax Exempt Cash Management Funds	Dreyfus Tax Exempt Cash Management	2,104,787,897.74
Dreyfus Tax Exempt Cash Management Funds Total			2,686,698,582.68	1,900,000
Dreyfus Treasury & Agency Cash Management		19,973,407,951.41	19,973,407,951.41	2,500,000
Dreyfus Treasury Prime Cash Management		37,900,485,287.41	37,900,485,287.41	2,500,000
Dreyfus U.S. Treasury Intermediate Term Fund		71,809,025.32	71,809,025.32	400,000
Dreyfus U.S. Treasury Long Term Fund		107,316,662.98	107,316,662.98	525,000
Dreyfus Variable Investment Fund	Appreciation Portfolio	565,761,870.38
Dreyfus Variable Investment Fund	Growth and Income Portfolio	90,219,962.29
Dreyfus Variable Investment Fund	International Equity Portfolio	40,054,386.83
Dreyfus Variable Investment Fund	International Value Portfolio	43,779,012.70
Dreyfus Variable Investment Fund	Money Market Portfolio	125,093,326.17
Dreyfus Variable Investment Fund	Opportunistic Small Cap Portfolio	173,758,200.73
Dreyfus Variable Investment Fund	Quality Bond Portfolio	84,583,231.34
Dreyfus Variable Investment Fund Total			1,123,249,990.44	1,250,000
Dreyfus Worldwide Dollar Money Market Fund, Inc.		215,717,858.72	215,717,858.72	600,000
General California Municipal Money Market Fund		198,092,365.22	198,092,365.22	600,000
General Government Securities Money Market Funds, Inc.	General Government Securities Money Market Fund	1,143,512,572.88
General Government Securities Money Market Funds, Inc.	General Treasury Prime Money Market Fund	2,427,227,134.94
General Government Securities Money Market Funds, Inc. Total			3,570,739,707.82	2,300,000

Fidelity Bond Coverage for Fund for Which the Dreyfus Corporation Acts as Investment Adviser,Sub-Investment Adviser or Administrator - Gross Assets Pursuant to Rule17g-1(d) Under the Investment CompanyAct of 1940

Provided by Dreyfus Investment Accounting & Support Department, Information Management Group, 718-315-2469

The number of “other investment companies” covered by the bonds as of Janurary 2015, in answer to question 81(b) on Form N-SAR, is 172.
				January-15

			Gross Assets	Amount of Bond
			Corporate	Required Pursuant
Corporate Registration	Portfolio/Series Name	Gross Asset Portfolio	Registration	to Rule 17g-1(d)
General Money Market Fund, Inc.		15,508,215,150.46	15,508,215,150.46	2,500,000
General Municipal Money Market Funds, Inc.	General Municipal Money Market Fund	899,510,782.22
General Municipal Money Market Funds, Inc. Total			899,510,782.22	1,000,000
General New York Municipal Money Market Fund		232,383,429.15
General New York Municipal Money Market Fund Total			232,383,429.15	600,000
Strategic Funds, Inc.	Dreyfus Active MidCap Fund	519,999,703.87
Strategic Funds, Inc.	Dreyfus Conservative Allocation Fund	38,571,437.16
Strategic Funds, Inc.	Dreyfus Growth Allocation Fund	23,676,596.51
Strategic Funds, Inc.	Dreyfus Moderate Allocation Fund	77,930,030.43
Strategic Funds, Inc.	Dreyfus Select Managers Small Cap Growth Fund	544,749,288.89
Strategic Funds, Inc.	Dreyfus Select Managers Small Cap Value Fund	744,074,017.54
Strategic Funds, Inc.	Dreyfus U.S. Equity Fund	734,056,101.32
Strategic Funds, Inc.	Global Stock Fund	1,832,227,269.84
Strategic Funds, Inc.	International Stock Fund	3,202,967,382.19
Strategic Funds, Inc. Total			7,718,251,827.75	2,500,000
The Dreyfus Fund Incorporated		1,456,816,021.14	1,456,816,021.14	1,250,000
The Dreyfus Socially Responsible Growth Fund, Inc.		273,964,090.09	273,964,090.09	750,000
The Dreyfus Third Century Fund, Inc.		322,492,472.53	322,492,472.53	750,000
The Dreyfus/Laurel Funds Trust	Dreyfus Emerging Markets Debt Local Currency Fund	1,229,445,017.69
The Dreyfus/Laurel Funds Trust	Dreyfus Equity Income Fund	252,647,155.55
The Dreyfus/Laurel Funds Trust	Dreyfus Global Equity Income Fund	276,814,074.51
The Dreyfus/Laurel Funds Trust	Dreyfus High Yield Fund	1,193,169,148.52
The Dreyfus/Laurel Funds Trust	Dreyfus International Bond Fund	1,801,554,331.76
The Dreyfus/Laurel Funds Trust Total			4,753,629,728.03	2,500,000
The Dreyfus/Laurel Funds, Inc.	Dreyfus AMT-Free Municipal Reserves	262,903,572.01
The Dreyfus/Laurel Funds, Inc.	Dreyfus BASIC S&P 500 Stock Index Fund	2,201,468,305.16
The Dreyfus/Laurel Funds, Inc.	Dreyfus Bond Market Index Fund	2,754,602,012.14
The Dreyfus/Laurel Funds, Inc.	Dreyfus Core Equity Fund	319,893,698.74
The Dreyfus/Laurel Funds, Inc.	Dreyfus Disciplined Stock Fund	580,670,032.92
The Dreyfus/Laurel Funds, Inc.	Dreyfus Floating Rate Income Fund	501,730,630.77
The Dreyfus/Laurel Funds, Inc.	Dreyfus Money Market Reserves	177,022,699.79
The Dreyfus/Laurel Funds, Inc.	Dreyfus Opportunistic Emerging Markets Debt Fund	17,814,951.54
The Dreyfus/Laurel Funds, Inc.	Dreyfus Opportunistic Fixed Income Fund	648,842,995.01
The Dreyfus/Laurel Funds, Inc.	Dreyfus Tax Managed Growth Fund	183,877,089.54
The Dreyfus/Laurel Funds, Inc.	Dreyfus U.S. Treasury Reserves	424,501,176.99
The Dreyfus/Laurel Funds, Inc. Total			8,073,327,164.61	2,500,000
The Dreyfus/Laurel Tax-Free Municipal Funds	Dreyfus BASIC New York Municipal Money Market Fund	98,523,589.24
The Dreyfus/Laurel Tax-Free Municipal Funds Total			98,523,589.24	450,000

Total Gross Assets for the Complex		265,401,590,929.72	265,401,590,929.72	91,500,000.00

AVAILABLE FIDELITY BOND COVERAGE				$115,000,000

Amount between Minimum and Available				$23,500,000

Fund of funds (Affiliated funds)
Strategic Funds, Inc.	Dreyfus Conservative Allocation Fund	38,571,437.16
Strategic Funds, Inc.	Dreyfus Growth Allocation Fund	23,676,596.51
Strategic Funds, Inc.	Dreyfus Moderate Allocation Fund	77,930,030.43
Dreyfus Premier Investment Funds, Inc.	Dreyfus Diversified International Fund	648,389,947.99
Total Fund of funds		788,568,012.09

Partial fund of funds (Market value)
BNY Mellon Funds Trust	BNY Mellon Asset Allocation Fund	292,876,054.92
BNY Mellon Funds Trust	BNY Mellon Large Cap Market Opportunities Fund	83,963,029.94
BNY Mellon Funds Trust	BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	162,018,700.77
Dreyfus Investment Funds	Dreyfus Diversified Emerging Markets Fund	65,446,044.56
Dreyfus BNY Mellon Funds, Inc.	Dreyfus Yield Enhancement Strategy Fund	338,366,644.78
Dreyfus BNY Mellon Funds, Inc.	Dreyfus Alternative Diversifier Strategies Fund	360,793,388.43
		1,303,463,863.40

Total Gross Assets for the Complex excluding fund of funds and partial fund of funds (MV)		263,309,559,054.23

Count of Portfolios		172